Corporate Overview January 2022 Nasdaq: ANAB

2 This presentation and any accompanying oral presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of initiation of the Company’s clinical trials, including rosnilimab’s clinical trials in rheumatoid arthritis and in a second indication and ANB032’s clinical trial in atopic dermatitis; the timing of the release of data from the Company’s clinical trials, including imsidolimab’s Phase 3 clinical trial in GPP, rosnilimab’s Phase 2b clinical trial in rheumatoid arthritis and ANB032’s Phase 2b clinical trial in atopic dermatitis; the timing of ANB033’s IND filing; statements regarding efficacy, safety and proof of mechanism from blinded data from rosnilimab’s clinical trial in alopecia areata; the Company’s ability to find a licensing partner for imsidolimab or etokimab and the timing of any such transaction; and the Company’s projected cash runway. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward- looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Safe Harbor Statement

Best-In-Class Immune Cell Modulating Antibodies

Potential to restore immune balance across autoimmune and inflammatory diseases

Immune Cell Modulators			Cytokine Antagonists (legacy programs for outlicensing)
Rosnilimab (PD-1 agonist) P2b in Rheumatoid Arthritis	ANB032 (BTLA agonist) P2b in Atopic Dermatitis	ANB033 (CD122 antagonist) IND-enabling	Imsidolimab (IL-36r) P3 in GPP Etokimab (IL-33) P2b/3-ready in respiratory disorders
Autoimmune and inflammatory diseases including dermatology, gastroenterology and rheumatology			

Research-driven	Strong capital position	GSK immuno-oncology financial collaboration
Preclinical pipeline of immunology targets	~4 years of cash with >$575mm as of YE 2022	Significant royalty potential

3

Immune Cell Modulator Development Plan

Three phase 2 initiations in 2023

	Antibody Program	Therapeutic Indication	Development Stage and Anticipated Milestones (Lead Optimization / IND Enabling / Phase 1 / Phase 2 / Phase 3)
Immune Cell Modulators	**Rosnilimab** (PD-1 agonist)	Rheumatoid Arthritis	P2b initiation Q3 2023 Top-line data mid 2025
		Inflammatory Disease	Trial initiation YE 2023
	ANB032 (BTLA agonist)	Atopic Dermatitis	P2b initiation Q2 2023 Top-line data YE 2024
	ANB033 (CD122 antagonist)	Inflammatory Diseases	IND submission H1 2024
Cytokine Antagonists	Legacy Programs Available for Outlicensing		
	Imsidolimab (IL-36r antagonist)	Generalized Pustular Psoriasis (GPP)	*Outlicense prior to FDA Approval* Top-line data Q4 2023
	Etokimab (IL-33 antagonist)	Respiratory Disorders	P2b/3-ready *no further internal investment*

All programs discovered internally using AnaptysBio's proprietary antibody platform technology

4

Advantages of Immune Cell Modulation in Treatment of Autoimmune and Inflammatory Diseases

Moderate-to-Severe Inflammatory Diseases are Complex, Leading to Shortcomings in SOC Therapies

Efficacy
• Complex, heterogeneous diseases involve upregulation of multiple cytokines • Treatment requires more than a single cytokine blocker

Durability
• Downstream intervention does not target underlying dysregulation • Chronic treatment required to suppress symptoms

Safety
• Cell signaling inhibitors (e.g. JAKi) with broad activity, have significant tox   - Black-box warning risks include major cardiac and thrombotic events



JAKi
(IC90)
JAKi
(Approved doses; suboptimal PD)
Single Cytokine blockers
TYK2
(next gen)
Cell signaling inhibitors: efficacy ceiling with AEs at most effective doses
TYK2
(Sotyktu; suboptimal PD)
On-target activity
(acceptable tox)
Off-target activity
(unacceptable tox)
Efficacy
Breadth of mechanism

6

Immune Cell Modulators May Restore Immune Balance Across Moderate-to-Severe Complex Diseases

Efficacy: Act directly on dysregulation
• Suppression of immune cells may increase breadth and depth of response

Durability: Longer remission
• Restore tolerance by modulating key immune cell types • Potential for durable response

Safety: Targeting immune cells
• Preferential target expression on activated immune cells may enable wider therapeutic window • Growing agonist class experience has been well-tolerated to date • No evidence of carcinogenicity with checkpoint inhibitors in I&I, such as abatacept, in decades of use



Efficacy
Breadth of mechanism
Immune cell modulators: Potential for increased breadth, depth and durable response
JAKi (IC90)
JAKi (Approved doses; suboptimal PD)
Single Cytokine blockers
TYK2 (next gen)
TYK2 (Sotyktu; suboptimal PD)
On-target activity (acceptable tox)
Off-target activity (unacceptable tox)

7

Immune Cell Modulators are a Novel Therapeutic Class

Suppress activated immune cell types to restore immune balance

		Immune Cell Modulators		
		Rosnilimab (PD-1 agonist)	ANB032 (BTLA agonist)	ANB033 (CD122 antagonist)
Adaptive Immunity	Treg/Tcon ratio	⇡	↑	↑
Adaptive Immunity	Tcon	↓ (Activated PD-1+ T cells)	↓	
Adaptive Immunity	Trm	↓		↓
Adaptive Immunity	B cells		↓	
Innate immunity	NK cells		↓	↓
Innate immunity	Dendritic cells		↓	
Innate immunity	ILCs	↓		
Effector function (Fc region)		Depletion potential (IgG1)	Non-depleting (IgG4)	Non-depleting (undisclosed)

Potential Mechanisms of Action

1. Bias Treg/Tcon ratio towards tolerance at sites of aberrant inflammation and systemically
2. Modulation of adaptive immunity may enable resolution of inflammatory cycle
3. Modulation of innate immunity may support return to homeostasis
4. Potential to deplete (rosnilimab) or induce death (ANB033) in pathogenically targeted activated cells

8

Anti-Inflammatory Checkpoint Agonist Antibodies


Treat
inflammatory disorders
Checkpoint agonists downregulate immune cells
Immune Cells
(e.g., T, B, dendritic)
Checkpoint receptors
(e.g. PD-1, BTLA)
Checkpoint antagonists potentiate immune cells
Treat cancer
(can lead to inflammatory disorders)

- Checkpoint agonists for PD-1 and BTLA down regulate T cell mediated immune responses
  - BTLA also present on B cells and dendritic cells
- Potential applicability across complex diseases
  - Dermatology
  - Gastroenterology
  - Rheumatology
  - Respiratory
  - Neurology
- Potential for concomitant or sequential combination with targeted immune-suppressive therapies

9

10 Phosphatase Kinase Tighter synapse* Looser synapse* • Antigen binding epitope: - Spare natural ligand binding interaction - Bind proximal to the membrane to enhance tight synapse formation • Antigen binding affinity: - Optimal (not maximal affinity) Antigen binding characteristics • Fc receptor binding affinity: - Tight synapse formation - Clustering of checkpoint receptors promoted via Fc anchoring • Effector function: - Isotype selection may enable depletion (NK cell-mediated ADCC and/or monocyte-mediated ADCP) Fc binding characteristics Tight immune synapse optimizes agonistic activity by excluding large phosphatases that dephosphorylate the checkpoint receptor *Figure adapted from Frontiers in Immunology. 2018 Oct 8; 9: 2306 Combination of Characteristics Optimize Agonistic Signaling

Rosnilimab (PD-1 agonist mAb) Introduction

Rosnilimab: Best-in-Class PD-1 Agonist Antibody

Suppression of T cell mediated inflammatory diseases

- Rosnilimab: IgG1 antibody that binds to PD-1+ T cells
  - Membrane proximal binding epitope contributes to differentiated potency
- Acts on inflamed tissue and periphery to:
  - Mimic PD-L1 function to down-regulate T cell activity (agonistic signaling)
  - Deplete PD-1+ T cells (effector function)
  - Prevent migration of PD-1+ T cells to inflamed tissue by peripheral depletion
- Specific expression on activated T cell subclasses (e.g. Th1, Th2, Th17)
- Rosnilimab targets multiple distinct inflammatory mechanisms addressed by approved therapies



Antigen Presenting Cell
PD-L1
Fc Receptor
CD80 or CD86
MHC
Rosnilimab
PD-1
CD28
TCR
P
SHP2
T Cell

Rosnilimab MOA		
Inhibit T cell proliferation and cytokine secretion	Deplete PD-1+ T cells	Prevent migration of pathogenic T cells to inflamed tissue
ORENCIA (abatacept) (CD80/86 modulator)	--	ZEPOSIA (ozanimod) (S1PR inhibitor); Entyvio vedolizumab ($\alpha 4\beta 7$ blockers)

12

• Rosnilimab shows meaningful IFNγ inhibition beginning at low concentrations • Potency differentiation from Lilly’s PD-1 agonist is sustained across clinical concentrations Tetanus toxoid recall stimulation assay measures antigen- specific immune cell response. Prior immunity in majority of population due to tetanus vaccination, N=9 0.01 0.1 1 10 100 -100 -50 0 50 100 5 Day PBMC TT recall assay n = 9 healthy donors Antibody (nM) % i n h ib it io n I F N -γ (n o rm a li z e d t o i s o ty p e ) Rosnilimab LLY PD-1 agonist Rosnilimab Lilly PD-1 agonist Rosnilimab LLY -100 -50 0 50 1.24 nM Antibody % i n h ib it io n I F N -γ ✱✱✱✱ Rosnilimab LLY -100 -50 0 50 3.7 nM Antibody % i n h ib it io n I F N -γ ✱✱✱✱ Rosnilimab LLY -100 -50 0 50 11.1 nM Antibody % i n h ib it io n I F N -γ ✱✱✱✱ Lilly PD-1 agonist Lilly PD-1 agonist Lilly PD-1 agonist Rosnilimab Significantly Reduces IFNγ in Healthy PBMCs Compared to Lilly PD-1 Agonist 13

Rosnilimab Demonstrates Superior Agonistic Signaling and Depletion of PD-1+ T Cells at Clinically Relevant Concentrations 0.1 1 10 100 0 20 40 60 80 100 120 Antibody (nM) % P ro li fe ra ti n g T c e ll s (n o rm a li z e d t o i s o ty p e ) Lilly PD-1 agonist Rosnilimab 0 0.001 0.01 0.1 1 10 100 0 20 40 60 80 100 120 Antibody (nM) P e rc e n t o f U n tr e a te d Isotype Control Rosnilimab Lilly PD-1 Agonist Anti-CD3+ anti-CD28 stimulation of PBMCs for proliferation assessment of T cells, representative data from N=4 donors Agonistic Signaling (Inhibition of T cell proliferation) Depletion (NK cell-mediated ADCC of PD-1+ T cells) Healthy donor T cells + NK cells (1:5 ratio) + rosnilimab in in- vitro ADCC assay, representative data from N=2 donors Complementary mechanisms of action enable potent reduction of PD-1+ T cells to restore immune balance 14

Rosnilimab Healthy Volunteer Phase 1 Trial Results Potent and sustained reduction in peripheral PD-1+ T cells for >30 days in SAD -100 -80 -60 -40 -20 0 20 1 5 8 15 22 29 43 85 P e rc e n t C h a n g e F ro m B a s e li n e M e a n ( S E ) Days Treg Tcon PD-1+ Tcon PD-1 high Tcon ✓ Well tolerated with no dose-limiting toxicities ✓ Favorable PK with ~2 week half-life with IV or SC dosing ✓ Full RO observed quickly and maintained for 30 days with a single dose Favorable safety, pharmacokinetics and pharmacodynamic activity • PD-1+ T cell effect - >50% reduction of PD-1+ Tcon - >90% reduction of PD-1 high Tcon • PD-1 negative Tcon effect - Minimal/no effect • Treg effect - Minimal /no effect on overall Tregs - Positive bias to Treg/Tcon ratio *Results shown from 400mg subcutaneous dose (SAD) 15

Rosnilimab "Proof of Mechanism" Phase 2a Trial in Moderate-to-Severe Alopecia Areata



N = 45
Randomized 2:1
Week 0
Treatment Period
Week 20
Week 24
Follow-Up Period
Week 32
Rosnilimab 400 mg SC q4w
Placebo
Last Dose

"Proof of Mechanism" P2a Blinded Pooled Interim Data	
Peripheral T cell effect • Impact on activated T cells and Tcon / Treg ratio in blood and implications for broader inflammatory diseases through week 32	✓ Robust reductions in peripheral PD-1+ T cells observed in AA patients consistent with HV P1 trial
Change in SALT score (primary endpoint) • Commercially relevant in absolute SALT <20 (secondary endpoint)	X Modest improvement in some patients observed through week 24+; No patients with absolute SALT<20
Durability • Maintenance of change in SALT score through week 32	• TBD; patients with SALT improvement observed were stable off treatment through weeks 28 - 32
Safety and tolerability	✓ Generally safe and well tolerated

Additional P2a Data Available H2 23

- Tissue Biopsies
  - Impact on reduction of PD-1+ T cells and cytokines in hair follicle (inflamed tissue)
- Circulating Biomarkers & T Cell Phenotyping
  - Impact on reduction of PD-1+ T cells, including Tregs and Tcons, and cytokines in periphery

16

-100 -80 -60 -40 -20 0 20 1 2… 8… 1… 1… 2… P e rc e n t C h a n g e F ro m B a s e li n e M e a n ( S E ) Treg Tcon PD-1+ Tcon PD-1 high Tcon 0 (n=51) Week 4 (n=42) Week 12 (n=33) Week 24 (n=22) Week 28 (n=16) Week 32 (n=14) Blinded (pooled treated + placebo 2:1 randomization) Immunophenotyping Data Last dose Week 20 • PD-1+ T cell effect - >60% reduction of PD-1+ Tcon - >80% reduction of PD-1 high Tcon • PD-1 negative Tcon effect - Minimal/no effect • Treg effect - Minimal /no effect on overall Treg - Positive bias to Treg/Tcon ratio PD-1+ T cell impact in the periphery supports proof of mechanism to advance rosnilimab into additional indications, such as rheumatoid arthritis *Results shown at 400mg subcutaneous dose Q4W Rosnilimab P2a “Proof-of-Mechanism” Blinded Data Potent and sustained reduction in peripheral PD-1+ T cells in alopecia patients consistent with HV P1 trial results 17

Rosnilimab (PD-1 agonist mAb) Rheumatoid Arthritis (RA)

19 Initiation of Autoimmunity Pre-symptomatic RA Mild RA Moderate-to-Severe RA CD3+ T cells PD-L1PD-1+ *Adapted from Nature Reviews Disease Primers volume 4, Article number: 18001 (2018) and PLoS One 2018; 13(2): e0192704 PD-1+ T Cells are Clinically Validated Drivers of Disease in RA >80% of T cells in treatment-naive RA joints are PD-1+ and not down-regulated due to lack of sufficient PD-L1 expression

PD-1 Agonists are a Promising Novel Mechanism for the Treatment of RA



Rosnilimab
PD-1
APC
MHC
TCR
T cell
CD28
CD80
CD86
CD80 and CD86 inhibitors
IFNγ
IL-2
IL-21
PD-1
Complement receptor
?
RANK
IFNγ
IL-17
RANKL
IL-15
IL-18
Fc receptor
Macrophage
T_H1/ T_H17/ T_{FH}
Co-stimulation
CD40L
CD40
Anti-CD20 drugs
Rituximab
CD20
B cell
BCR
IL-6
GM-CSF
TNF inhibitors
Adalimumab, certolizumab, etanercept, golimumab and infliximab
TNF
IL-1
IL-6
IL-6R inhibitors
Tocilizumab and sarilumab
JAK inhibitors
Baricitinib and tofacitinib
JAK signalling
Plasma cell
Autoantibody
Osteoclast
IL-6R
Chondrocyte
RANKL
Fibroblast

- b/tsDMARDs provide benefit by inhibiting either T cells, B cells or downstream cytokines
- However, most patients cycle through classes of therapy
  - Many patients cannot achieve LDA
  - If LDA achieved, responses often not durable
- PD-1 agonists target multiple distinct inflammatory mechanisms addressed by approved therapies to treat RA
  - Inhibit PD-1+ T cell proliferation and cytokine secretion
  - Deplete PD-1+ T cells, including impact on downstream B cells
  - Prevent migration of pathogenic PD-1+ T cells to joints

*Adapted from Nature Reviews Disease Primers volume 4, Article number: 18001 (2018), **b/tsDMARD – biologic/targeted synthetic disease modifying antirheumatic drug, LDA – low disease activity

20

RA is a Substantial Opportunity for a New Class of Biologics

~500k patients in the US seek treatment after progressing on anti-TNF therapy

Rheumatoid Arthritis US Prevalence



~1.8 Million
Treated
~1 Million
Treated with biologics and JAKs (b/tsDMARDs)
~55%
Target Population
~500,000
2L
(e.g. TNF-experienced)
~45%
>100,000
Salvage
(do not achieve LDA on any treatment)
~25%

- Target population in US generated ~$10 billion in 2021
  - Rituxan (typically salvage therapy) achieves well over $1 billion sales in 3L+ RA despite infection risk
- No new therapeutic class has launched for RA since JAK inhibitors (Xeljanz) a decade ago (2012)
- Lack of established SOC in 2L+ provides opportunity for new class to penetrate
  - Comparable or differentiated efficacy
  - Durable responses
  - Treatment of salvage population

*Claims analysis to determine market size based on 5 years of claims history, ** Evaluate Pharma,***b/tsDMARD – biologic/targeted synthetic disease modifying antirheumatic drug, 2L – 2nd line

21

22 -40 -30 -20 -10 0 0 2 4 8 12 14 16 20 24 C h a n g e F ro m B a s e li n e Weeks CDAI* Lilly’s PD-1 Agonist Showed Proof of Mechanism and Promising Efficacy in a Phase 2a RA Study • 48% and 61% of patients achieved LDA at week 12 for 300 and 700 mg Q4Q IV doses • Patients achieving LDA at week 12 continued treatment through week 24 - At either dose, patient benefit was sustained • Similar responses observed regardless of whether a patient was naïve to or had received a prior b/tsDMARD Period 1 Period 2 * *** * *** Placebo (N=24) Peresolimab 300mg (N=25) Peresolimab 700mg (N=49) Peresolimab 300mg (N=12) Peresolimab 700mg (N=30) Patients achieving CDAI** LDA at Week 14 continued on peresolimab *Week 0 though Week 24 data estimated from peresolimab (PD-1 agonist) 2022 ACR presentation,**CDAI – clinical disease activity index, LDA – low disease activity

23 63% 71% 62% 60% 65% 51% 71% 74% 29% 45% 32% 32% 36% 26% 42% 57% 13% 25% 10% 17% 18% 10% 20% 35% 0% 25% 50% 75% 100% Adalimumab (TNF) Upadacitinib (JAK) Adalimumab (TNF) Abatacept (CD80/86) Sarilumab*** (IL-6) Rituximab**** (CD20) Peresolimab (700mg Week 12) Peresolimab (700mg Week 14) % R e s p o n d e r ACR20 ACR50 ACR70 Lilly PD-1 agonist: 2a data reported at ACR 2022 SELECT-COMPARE Study AMPLE Study** Population in 700mg arm: 63% patients MTX-IR, 37% patients b/tsDMARD-IR ACR Scores at Week 12 in MTX-IR Patients* Fragmented market No clear treatment of choice after failure of anti-TNFs PD-1 Agonists have the Potential to Restore Immune Balance and Differentiate from Available Treatments on ACR50/70 *Patients on background MTX, **12 week data based on ACR time graph, unless otherwise noted. ***Phase 3 study versus placebo in MTX-IR patients, **** Phase 3 study versus placebo in MTX- IR patients (SERENE) at week 24, *****5 year claim history analysis CD20, 19%IL-6, 19%JAK, 27%CD80/86, 35% US Market Share of 2L (TNF-experienced) RA Therapies*****

24 Inhibition of T Cell Proliferation (in RA Patient-Derived PBMCs) • More potent reduction compared to Lilly PD-1 agonist is consistent between healthy PBMCs and RA patient- derived PBMCs Anti-CD3+ anti-CD28 stimulation of PBMCs for proliferation assessment of T cells, representative data from N=3 donors 0 0.1 1 10 100 0 20 40 60 80 100 Antibody (nM) % P ro li fe ra ti n g T c e ll s (n o rm a li z e d t o i s o ty p e ) Isotype Control Lilly PD-1 Agonist Rosnilimab 0 Rosnilimab Demonstrates Superior Inhibition of T Cell Proliferation in Rheumatoid Arthritis Patient-Derived PBMCs

Rosnilimab P2b Trial in Moderate-to-Severe Rheumatoid Arthritis

Initiation Q3 2023; Topline Interim Data Mid 2025

P2b Trial Objectives

- Explore broad exposure response and establish efficacious dose
- Enable initiation of a registrational phase 3 campaign
- Analyze potential predictive baseline characteristics including patient prior therapy and biomarkers

Patient Population and Endpoints

- Global, multi-hundred patient placebo-controlled trial
- Inclusive broad population of cDMARD and b/tsDMARD-experienced patients
- Standard efficacy endpoints including ACR20/50/70, DAS28 and CDAI

Dosing and Administration

- Three dose levels of rosnilimab
  - High dose is multiple fold higher than used in alopecia areata Phase 2a study
- Subcutaneous dosing to support patient self-administration
- Rosnilimab dosing duration of ~6 months

Timing and Trial Initiation

- Phase 2b trial initiation in Q3 2023
- Topline data anticipated in mid 2025

*cDMARD – conventional disease modifying antirheumatic drug, CDAI – clinical disease activity index, DAS28 – disease activity score

25

ANB032 (BTLA agonist mAb) Introduction

ANB032: Best-in-Class BTLA Agonist Antibody

Suppression of T and B cell mediated inflammatory diseases

- ANB032: IgG4 antibody that binds to BTLA in lymphoid (T and B) cells and dendritic cells
  - Fc receptor binding profile together with membrane proximal binding epitope contributes to differentiated potency
- ANB032 inhibits T cell proliferation and inflammatory cytokine secretion
- ANB032 demonstrated robust in vivo efficacy in animal models of GVHD
- Potential broad applicability to inflammatory disease due to breadth of BTLA expression across immune cell types



ANB032
HVEM
BTLA
Pro-inflammatory immune cell activation by HVEM ligands
BTLA agonistic signal inhibits immune cell activity
Th1 cell
Th2 cell
Th17 cell
Treg
B cell
Dendritic cell

27

28 ANB032 Demonstrates Superior Agonistic Signaling in Healthy PBMCs Compared to Lilly BTLA Agonist 0.1 1 10 100 40 60 80 100 120 140 Antibody (nM) % P ro li fe ra ti n g T c e ll s (n o rm a li z e d t o i s o ty p e ) 0 0.1 1 10 100 40 60 80 100 120 140 Antibody (nM) % I F N -γ S e c re ti o n (n o rm a li z e d t o i s o ty p e ) Isotype Control Lilly BTLA Agonist ANB032 0 Inhibition of T cell Proliferation Inhibition of Th1 Cytokine Secretion 0.1 1 10 100 40 60 80 100 120 140 Antibody (nM) % I L -1 7 A S e c re ti o n (n o rm a li z e d t o i s o ty p e ) 0 0.1 1 10 100 40 60 80 100 120 140 Antibody (nM) % I L -1 3 S e c re ti o n (n o rm a li z e d t o i s o ty p e ) 0 Inhibition of Th17 Cytokine Secretion Inhibition of Th2 Cytokine Secretion Anti-CD3+ anti-CD28 stimulation of PBMCs for proliferation assessment of T cells and cytokine secretion; representative data from N=4 donors ANB032 shows meaningful T cell inhibition beginning at low concentrations and potency differentiation is sustained across clinical concentrations

29 • 96 healthy volunteers in randomized, double- blind, placebo-controlled SAD and MAD cohorts • ANB032 well-tolerated with no dose limiting tox - Most AEs mild-to-moderate, of short duration, dose independent and resolved without sequelae - No Serious Adverse Events • Favorable PK: ~2-week half-life with IV and SQ dosing • Full receptor occupancy (RO) within hours and maintained for >30 days • Pharmacodynamic analyses: - Rapid and sustained target engagement on both T cells and B cells - Reduction of cell surface BTLA expression - Duration of reduced BTLA expression persisted in a dose-dependent manner ANB032 Phase 1 Healthy Volunteer Trial Top-Line Data Favorable safety, pharmacokinetics and pharmacodynamic activity T C e ll s B C e ll s Lower (Single) Dose Higher (Single) Dose 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day Higher Dose %RO Serum sBTLA (ng/mL) Total Cell Surface BTLA (% of Baseline) 0 20 40 60 80 100 120 0 1 28 42 56 70 84 Study Day Higher Dose %RO Serum sBTLA (ng/mL) Total Cell Surface BTLA (% of Baseline) ANB032 in humans mirrored observation in animal models of inflammation supporting potential broad treatment of T and B-cell driven inflammatory diseases

ANB032 (BTLA agonist mAb) Atopic Dermatitis Phase 2b

Atopic Dermatitis (AD) is Broader than a Th2 Inflammatory Disease

Th2 targeting SOC provides benefit; however, other cell types including Th1, Th17 and dendritic cells may contribute significantly to AD pathogenesis



Healthy skin
Non-lesional skin
Acute lesional stage
Chronic lesional stage
Barrier dysfunction, innate immune activation and Th2-driven inflammation
Antigen presentation, Th1 and Th17-driven inflammation
Stratum corneum
Skin microbiota
Staphylococcus aureus
Keratinocyte
Allergen
Stratum granulosum
Stratum spinosum
Stratum basale
IL-1β IL-33 TARC
IL-25 MDC TSLP
FcεR1
ILC2
IL-5
IL-13
OX40L
amlitelimab
Th2
IL-4
IL-13
T
IgE
dupilumab
B
Eosinophil
TRM
Dermis
Blood vessel
CLA
CCR10
CCR4
CRTH2
IL-33
TSLP
Cutaneous sensory neuron
Th22
Th1
Th17



Potential for BTLA expression
B cell
T cell
Trm cell
TH1 cell
TH2 cell
TH17 cell
Dermal dendritic cell
Langerhans cell
IDEC

Adapted from Nature Reviews Disease Primers volume 4, Article number: 1 (2018)

31

AD is a Substantial Opportunity for a New Class of Biologics

~1.2m patients in the US are biologic eligible

Atopic Dermatitis US Prevalence*



5 Million
Diagnosed
2 Million
Diagnosed
Moderate-to-Severe
~40%
1.2 Million
Biologic eligible
Moderate-to-Severe
~60%
Target Population

- Dupixent is standard of care in moderate-to-severe AD
  - >$7 billion projected global sales (2027)**
- Significant room to differentiate vs. SOC
  - Dupixent EASI75 of ~45%-50% leaves substantial opportunity for broader response, including suboptimal responding patients
  - Dupixent EASI90 of ~35% leaves substantial opportunity for deeper response
  - Potential for durable response
  - Black box warning is an impediment to use of oral JAKs

*Claims analysis to determine market size based on 5 years of claims history, ** Evaluate Pharma.

32

33 0 20000 40000 60000 80000 IF N  [p g /m l] CD3/CD28 stimulation **** 0 20 40 60 80 IL -1 3 [ p g /m l] CD3/CD28 stimulation ** 0 250 500 750 1000 1250 1500 IL -1 7 A [ p g /m l] CD3/CD28 stimulation *** p<0.0001 **** p<0.001 *** p<0.01 ** (all at 100 nM) Inhibition of Th1 (IFNγ Cytokine Secretion) Inhibition of Th2 (IL-13 Cytokine Secretion) Inhibition of Th17 (IL-17A Cytokine Secretion) ANB032 Inhibits Th1/Th2/Th17 Cytokine Secretion in Atopic Dermatitis Patient-derived PBMCs

• Adult patients with moderate to severe atopic dermatitis • All comer population; includes patients with both Dupixent naïve and Dupixent experience Patient Population • Primary: Mean change from Baseline in EASI at Week 14 • Secondary: EASI75, IGA 0/1, PNRS, DLQI, SCORAD50, Safety • Exploratory: Th1/Th2/Th17 biomarkers, tissue biopsy Key Endpoints N = 1 6 0 R an d o m iz e 1 :1 :1 :1 Treatment Period W e e k 0 W e e k 1 4 Follow-Up Period W e e k 2 4 ANB032 Dose 1 Placebo ANB032 Dose 3 ANB032 Dose 2 Last dose Week 12 34 ANB032 P2b Trial in Moderate-to-Severe Atopic Dermatitis Initiation Q2 2023; Topline data YE 2024

ANB033 (anti-CD122 antagonist mAb) Autoimmune and Inflammatory Diseases

ANB033: Anti-CD122 Antagonist mAb Targets Pathogenic Tissue Resident Memory T Cells (TRM)

IND filing targeted H1 2024

CD122 is a shared beta subunit of the receptors for IL-15 and IL-2



Monocyte or dendritic cell
IL-2
IL-15
IL-2Rα
ANB033
IL-15Rα
IL-2
CD122
γc
CD122
γc
Tregs
T_{RM} cells

ANB033 MoA: Induce death of T_{RM} cells to achieve and maintain remission

- IL-15 mediates survival of T_{RM} cells
- Both IL-15 and IL-2 mediate:
  - Proliferation of T cells
  - Inflammatory cytokine secretion (IFNγ) during T cell activation
- High affinity antagonist antibody induces death in T_{RM} cells by preferentially inhibiting the lower affinity dimeric receptor complex
  - Spares Tregs which express higher affinity IL-2 trimeric receptor complex
- Targeted elimination of T_{RM} cells may potentially drive durable responses

36

37 0 10 20 30 40 50 60 -20 -10 0 10 20 Average Body Weights (carried) Study Day W e ig h t C h a n g e ( % o f S ta rt ) • GVHD (severe phenotype) model in human IL-15 transgenic mouse supports T cell and NK cell survival • ANB033 preclinical data suggests targeted elimination of pathogenic TRM drives more potent and durable response than belatacept - Belatacept (GVHD standard-of-care which only impedes T cell activation) shows minimal benefit over control End of dosing Note: ANB033 treated mice dosed twice per week through Day 28 GVHD model is biologically relevant to CD122 antagonist MoA with translation to inflammatory diseases driven by pathogenic TRM and Treg imbalance including rheumatology, dermatology, gastroenterology, and respiratory ANB033: Durable Survival in GVHD Model All mice treated at high-dose survived well beyond end of dosing

Legacy Programs for Outlicense Imsidolimab (IL-36r antagonist mAb) Etokimab (IL-33 antagonist mAb)

39 • GPP is a systemic, life-threatening inflammatory disease characterized by widespread pustules - Associated with unregulated IL-36 signaling - Patients have a high fever and elevated levels of serum CRP and inflammatory cytokines (e.g., IL-8) - Severe GPP patients can die from cardio-pulmonary failure, exhaustion, toxicity and infection • GPP ICD-10 diagnostic code analysis by IQVIA assessed US prevalence during 2017-2019 timeframe - ~37,000 unique patients diagnosed at least once - ~15,000 unique patients diagnosed two or more times • FDA has granted Orphan Drug Designation to imsidolimab for the treatment of GPP • Worldwide registry (RADIANCE) of GPP patients ongoing – Increase understanding of patient journey and support enrollment of Phase 3 trial Generalized Pustular Psoriasis (GPP) Systemic inflammatory disease where IL-36 pathway plays key role in pathology

Imsidolimab: an Anti-IL-36r Antagonist Antibody

Uncontrolled-IL-36 signaling, as well as a genetic IL-36 association, mediates GPP


Normal Individuals
IL-36 cytokine signaling balanced by functional IL-36 receptor antagonist
Disease Patients
Uncontrolled signaling due to dysfunctional IL-36 receptor antagonist or elevated IL-36 cytokine levels
Treated Patients
Anti-IL-36 antagonist antibody has the potential to dampen disease by blocking the IL-36 receptor
α
β
γ
Functional Receptor Antagonist
IL-36 receptor
Accessory protein
Dysfunctional Receptor Antagonist
Ab Blocking Receptor
Balanced Inflammatory Response
Dermatological Inflammatory Diseases
Dampened Inflammatory Response

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GALLOP: Imsidolimab GPP Phase 2 Trial Top-Line Data

Presented at EADV Congress October 2021

- Imsidolimab 750mg IV loading dose + 100mg SC q4w maintenance dose
- Rapid and sustained efficacy through week 16
  - 6 of 8 (75%) patients achieved primary endpoint of improvement in the clinical global impression scale (CGI)
  - Early reduction of erythema with skin pustules by week 1; sustained relative to baseline at week 16
  - GPP Physician Global Assessment (GPPGPA) demonstrated sustained efficacy through week 16
  - 2 patients dropped out of the study before Day 29 and deemed non-responders
- Imsidolimab generally well-tolerated
  - Most adverse events were mild to moderate and resolved without sequelae
  - Two subjects had serious adverse events and recovered without sequelae (sepsis due to S. aureus infection and SARS-CoV-2 injection)
- Genotypic testing indicated homozygous wild-type IL-36RN, CARD14 and AP1S3 alleles for all tested patients
  - IL-36R inhibition may be efficacious in GPP irrespective of genetic mutations

Endpoint	Baseline	Week 1 Relative to Baseline	Week 4 Relative to Baseline	Week 16 Relative to Baseline
CGI improvement **(primary endpoint)**	N/A	7 of 8 patients	6 of 8 patients	6 of 8 patients
mJDA-SI	9	-29%	-54%	-58%
Erythema with pustules (% body surface area)	24%	-60%	-94%	-98%
DLQI (MCID of -4)	16	-1	-6	-11


Baseline
Week 4
Week 16

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GEMINI-1 & 2: Imsidolimab GPP Phase 3 Trials

GEMINI-1 top-line data anticipated Q4 2023


Randomization
n=45*
Week 0
GEMINI-1:
4-Week
Primary Endpoint
Week 4
Imsidolimab 750mg IV
(n=15)
Imsidolimab 300 mg IV
(n=15)
Placebo
(n=15)
Week 0
GEMINI-2:
3-Year Long-Term Extension
Week 156
Responders (achieved GEMINI-1 Week 4 primary endpoint):
Randomized 1:1 to q4w 200mg SC imsidolimab or q4w SC placebo
Partial Responders (improvement by GEMINI-1 Week 4 without achieving primary endpoint)
or Non-Responders (no improvement without need for rescue): q4w 200mg SC imsidolimab
Placebo-dosed non-responders who are rescued (eligibility after GEMINI-1 Week 1)**
750mg IV imsidolimab followed by q4w 200mg SC

Patient Population	• Male and female subjects 18 to 80 years of age • Clinically confirmed diagnosis of GPP as per ERASPEN definition • Baseline Generalized Pustular Psoriasis Physician Global Assessment (GPPPGA) score of at least moderate severity (3 and higher) • Active flare with pustules and erythema accounting for at least 5% of body surface area at baseline
Key Endpoints	• Primary: GPPPGA score of clear (0) or almost clear (1) at GEMINI-1 Week 4 • Key Secondary: Pustulation Rating Scale (PRS) of 0 or 1 at GEMINI-1 Week 1 • Other: Time to flare recurrence, proportion of subjects in remission, DLQI, safety

ClinicalTrials.gov: NCT05352893, NCT05366855

* 80% power calculated for GEMINI-1 using two-sized test alpha of 0.05 assuming ~40% effect size with 45 patient sample size
**Starting at week 1 in GEMINI-1, placebo patients who have not improved or are worsening are eligible to be rescued with imsidolimab

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Etokimab: Phase 2b/3-Ready Anti-IL-33 Antagonist Antibody

IL-33 biology applicable to respiratory disorders

- Etokimab: IgG1 antibody that inhibits the activity of the active form of IL-33
- IL-33 is genetically associated with asthma
  - IL-33 loss-of-function mutations protect against asthma, while gain-of-function mutations increase asthma incidence
  - Translational studies have demonstrated IL-33's role as a pro-inflammatory cytokine released upon allergen contact with epithelium
- Broad commercial opportunity in respiratory and allergic conditions
  - ~1.1 million adults diagnosed in U.S. with severe asthma
  - ~550,000 million adults diagnosed in U.S. with Type 2 or Non-Type 2 COPD are inadequately controlled by standard of care
- IL-33 pathway derisked in COPD (positive Phase 2 data via AZ and REGN/SA)


Allergen
Epithelium
IL-33
Basophil
Eosinophil
Mast Cell
Type 2 innate lymphoid cell (ILC2)
Th2 cell
Allergen
Dendritic cell
IL-4, IL-5, IL-13
IgE
B cell

- **IL-33 is active in its reduced form and is quickly oxidized into an inactive form as a mechanism to limit its local activity**
- **The majority of IL-33 in the body is the inactive oxidized form**

Given etokimab's MOA, it specifically inhibits only the IL-33 molecules that are driving activity and not "wasted" by binding to non-active oxidized IL-33

Etokimab is P2b/3 Ready
(drug supply on hand, preclinical toxicology, P2 data, and competitor POC data across respiratory diseases)

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GSK Immuno-Oncology Financial Collaboration JEMPERLITM (dostarlimab, anti-PD-1 Antagonist) Cobolimab (GSK4069889, anti-TIM-3 Antagonist) GSK4074386 (TSR-033, anti-LAG-3 Antagonist)

45 JEMPERLI (anti-PD-1 antagonist) GSK anticipates ~$1.2-2.4B peak annual sales for JEMPERLI in currently approved indications and anticipated 1L endometrial/ovarian approvals* • JEMPERLI 12-25% royalties on annual net sales ≥ $1B • JEMPERLI $75mm commercial milestone on annual net sales ≥ $1B In 2H21, ANAB received $250mm upfront in exchange for only the above receivables until Sagard is paid back one of the following capped returns: : • $312.5MM (125% of upfront) by end 2026 or • $337.5MM (135% of upfront) by end 2027 or • $412.5MM (165% of upfront) anytime after 2027 Sagard: JEMPERLI Capped Non-Recourse Monetization Cobolimab (anti-TIM-3 antagonist) GSK4074386 (anti-LAG-3 antagonist) • Both programs being developed in combination with JEMPERLI • 4-8% royalties on annual net sales on each program • $5mm clinical development, $90mm regulatory and $165mm commercial milestones on each program** * In June 2021, GSK estimated potential peak annual global JEMPERLI sales on a non-risk adjusted basis of £1-£2 billion ** $10mm clinical development milestones remaining for GSK4074386 Note: Sale of ZEJULA (niraparib) royalty interest in September 2022 to wholly-owned subsidiary of DRI Healthcare Trust for $35mm upfront + $10mm potential milestone upon FDA approval of ZEJULA for the treatment of endometrial cancer, for which the drug is currently in a fully-enrolled ongoing RUBY Phase 3 study of dostarlimab + niraparib, to the extent that such approval occurs on or before 12/31/25. Significant Potential Royalties from Immuno-Oncology Financial Collaboration Receivables Excluded from Sagard Monetization • JEMPERLI 8% royalties on annual net sales <$1B • JEMPERLI $15mm regulatory and $90MM commercial milestones on annual net sales <$1B

GSK Immuno-Oncology Financial Collaboration

JEMPERLI (dostarlimab) potential first-in-class PD-1 antagonist in first line endometrial and ovarian cancer

Jemperli (dostarlimab-gxly) Injection 500 mg	Cobolimab	GSK4074386
(Anti-PD-1 antagonist)	(Anti-TIM-3 antagonist)	(Anti-LAG-3 antagonist)

Dostarlimab: 1L Endometrial Cancer

- Approved in US and EU for dMMR recurrent or advanced endometrial cancer after progressing a platinum-containing regimen
- P3 RUBY trial met primary endpoint in 1L primary advanced or recurrent endometrial cancer (Dec. 2022)
  - Regulatory submissions planned 1H 2023
  - Significant market opportunity for 30% of the 65,000 new endometrial diagnoses per year in the US*

Dostarlimab and cobolimab: NSCLC

- P3 COSTAR trial (combination of dostarlimab + cobolimab) in 2L NSCLC patients have progressed on prior therapy
  - P3 initiated Oct. 2022
  - Significant market opportunity with 237,000 new NSCLC diagnoses per year in the US*
- PERLA, H2H trial in 1L NSCLC: cORR of 46% for dostarlimab + chemo vs 37% in pembrolizumab + chemo

Dostarlimab: 1L Ovarian Cancer

- P3 FIRST trial (combination of dostarlimab + niraparib) in 1L ovarian cancer
  - P3 data (interim analysis) 2H 2023
  - Significant market opportunity with ~20,000 new ovarian diagnoses per year in US*

Additional Dostarlimab Royalty Opportunities

- Dostarlimab combination with anti-TIGIT (EOS-448/GSK'859A) in P2 for 1L NSCLC and H&NSCC
- Dostarlimab + GDK4074386 in CITRINO trial across multiple solid tumors
- Additional P1/2 dostarlimab combinations include: anti-CD96, STING agonist, and PVRIG across multiple solid tumors

*NCI SEER Data

46